UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
July 31, 2007

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of July 1, 2007, providing for the issuance of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-14H)

LEHMAN XS TRUST 2007-14H
(Exact name of Issuing Entity as specified in its charter)

STRUCTURED ASSET SECURITIES CORPORATION
(Exact name of Depositor as specified in its charter)

LEHMAN BROTHERS HOLDINGS INC.
(Exact name of Sponsor as specified in its charter)

Delaware	333-139693	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 13th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

                        No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Registrant registered offerings of its Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-14H, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-139693) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant offered $877,091,000 in aggregate principal amount of Class AIO, Class A1-1, Class A1-2, Class A2-1-1, Class A2-1-2, Class A2-2, Class A3, Class A4, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Certificates of its Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-14H on July 31, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated July 11, 2007, as supplemented by the Prospectus Supplement dated July 30, 2007 (the “Prospectus Supplement”) to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

On July 31, 2007, the following classes of certificates in the following amounts were sold by the registrant to affiliates of the registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance
Class P	$100
Class X	N/A
Class LT-R	N/A
Class R	N/A

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of July 1, 2007, among Structured Asset Securities Corporation, as depositor, LaSalle Bank National Association, as Trustee and Aurora Loan Services LLC, as master servicer. The “Certificates” consist of the following classes: Class AIO, Class A1-1, Class A1-2, Class A2-1-1, Class A2-1-2, Class A2-2, Class A3, Class A4, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10, Class P, Class X, Class LT-R and Class R Certificates. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of one pool consisting of conventional, first lien, hybrid adjustable and fixed rate, fully amortizing, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $904,221,465 as of July 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01. Financial Statements and Exhibits

(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d)   Exhibits:

4.1	Trust Agreement dated as of July 1, 2007, among Structured Asset Securities Corporation, as Depositor, LaSalle Bank National Association, as Trustee and Aurora Loan Services LLC, as Master Servicer.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of July 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Servicing Agreement dated as of July 1, 2007, among Aurora Loan Services LLC, as Master Servicer and Servicer, and Lehman Brothers Holdings Inc., as Seller.

99.3
The Interest Rate Swap Agreement Confirmation and Interest Rate Cap Agreement Confirmation, each dated as of July 31, 2007 (including ISDA Master Agreement, Schedule and Credit Support Annex), each between ABN AMRO Bank, N.V. and the Trustee on behalf of the Supplemental Interest Trust, Lehman XS Trust 2007-14H.

99.4
Endorsement to Certificate Guaranty Insurance Policy (No. AB1103BE) effective as of July 31, 2007, issued by Ambac Assurance Corporation and relating to the Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-14H, Class A2-2 and Class A4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES
CORPORATION

By: /s/ Ellen V. Kiernan
Name: Ellen V. Kiernan
Title: Senior Vice President

Dated: August 14, 2007

EXHIBIT INDEX

Exhibit No.                Description

4.1	Trust Agreement dated as of July 1, 2007, among Structured Asset Securities Corporation, as Depositor, LaSalle Bank National Association, as Trustee and Aurora Loan Services LLC, as Master Servicer.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of July 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Servicing Agreement dated as of July 1, 2007, among Aurora Loan Services LLC, as Master Servicer and Servicer, and Lehman Brothers Holdings Inc., as Seller.

99.3
The Interest Rate Swap Agreement Confirmation and Interest Rate Cap Agreement Confirmation, each dated as of July 31, 2007 (including ISDA Master Agreement, Schedule and Credit Support Annex), each between ABN AMRO Bank, N.V. and the Trustee on behalf of the Supplemental Interest Trust, Lehman XS Trust 2007-14H.

99.4
Endorsement to Certificate Guaranty Insurance Policy (No. AB1103BE) effective as of July 31, 2007, issued by Ambac Assurance Corporation and relating to the Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-14H, Class A2-2 and Class A4.